                                                                  Exhibit 10(b)


* Confidential treatment has been granted for certain portions of this exhibit. Omitted portions have been filed separately with the Commission.

                                                     ESCROW AGREEMENT, dated as
                                            of May 27, 1999, among GHS, INC., a
                                            Delaware corporation ("PARENT"),
                                            Debbie Dworkin (the "STOCKHOLDER"
                                            and together with Parent referred to
                                            herein as "INTERESTED PARTIES") and
                                            State Street Bank and Trust Company,
                                            in its capacity as Escrow Agent
                                            hereunder (the "ESCROW AGENT", which
                                            term shall also include any
                                            successor escrow agent appointed in
                                            accordance with Section 9(d)
                                            hereof).

                  Reference is made to the Agreement and Plan of Reorganization dated as of the date hereof (the "REORGANIZATION AGREEMENT"), among Parent, Concept Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("ACQUISITION SUB"), Concept Development, Inc., a Delaware corporation (the "COMPANY"), the Stockholder and William Zanker (together with the Stockholder, the "FOUNDERS") providing for, among other things, the merger (the "MERGER") of Acquisition Sub with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent and the Stockholder is receiving shares of preferred stock of Parent ("PARENT PREFERRED STOCK") in exchange for shares of capital stock of the Company, in the manner provided in the Reorganization Agreement and the Agreement of Merger. As used herein, the term "Reorganization Agreement" shall be deemed to mean and include the Reorganization Agreement and the Agreement of Merger executed and delivered in connection therewith.

                  Reference is also made to the Repurchase Agreement dated as of the date hereof (the "REPURCHASE AGREEMENT") between Parent and the Stockholder providing for the repurchase by Parent of the Parent Preferred Stock in order to provide an incentive to William Zanker, the Stockholder's husband, to exercise his best efforts on behalf of Parent or any subsidiaries or affiliates of Parent.

                  This Agreement is designed to implement the provisions of the Reorganization Agreement and the Repurchase Agreement pursuant to which Parent, on behalf of the Stockholder, is depositing with the Escrow Agent that number of shares of Parent Preferred Stock listed on SCHEDULE I hereto issued in the Merger to the Stockholder as security for the satisfaction of (i) the indemnification obligations of the Stockholder pursuant to Article VIII of the Reorganization Agreement and (ii) the repurchase obligations of the Stockholder pursuant to the Repurchase Agreement.

                  NOW, THEREFORE, in consideration of the premises and the representations and warranties and agreements contained herein, the parties hereto agree as follows:

1. DEFINITIONS. As used herein the following capitalized terms shall have the following meanings:

         (a) "ESCROW SHARES" shall mean the Parent Common Stock and the Parent Preferred Stock held by the Escrow Agent hereunder.

         (b) "INDEMNIFIED PERSONs" shall mean and include Parent, Acquisition Sub and the Company and their respective affiliates, successors and assigns, and the respective officers and directors of each of the foregoing.

         (c) "INDEMNITY ESCROW SHARES" shall mean 5,000 (of the total of 50,000) shares of Parent Preferred Stock issued to the Stockholder pursuant to the Reorganization Agreement (including, without limitation, any shares issued pursuant to any stock dividend, stock split, reverse stock split, combination or reclassification thereof), and any shares of common stock of Parent ("PARENT COMMON STOCK") issued upon conversion thereof (including, without limitation, any shares issued pursuant to any stock dividend, stock split, reverse stock split, combination or reclassification thereof).

         (d) "REPURCHASE ESCROW SHARES" shall mean 50,000 shares of Parent Preferred Stock issued to the Stockholder pursuant to the Reorganization Agreement (including, without limitation, any shares issued pursuant to any conversion, stock dividend, stock split, reverse stock split, combination or reclassification thereof), and any shares of Parent Common Stock issued upon conversion thereof (including, without limitation, any shares issued pursuant to any conversion, stock dividend, stock split, reverse stock split, combination or reclassification thereof).

         (e) "SALE TRANSACTION" shall mean the merger or consolidation of the Company into or with another corporation or other entity, or the sale of all or substantially all the assets or the sale of all of the outstanding capital stock of the Company, in each case under circumstances in which the holders of the outstanding capital stock of the Company immediately prior to the Transaction, own less than a majority in voting power of the outstanding capital stock of the Company or the surviving or resulting company or acquiror, as the case may be, immediately following such transaction.

         (f) "STIPULATED PRICE" shall mean (i) in the event that the Parent Preferred Stock has not been converted into Parent Common Stock, the product of
(x) (A) the closing price of the Parent Common Stock on any securities exchange, the Nasdaq National Market or (B) if actively traded over-the-counter, the average of the closing bid or sale prices (whichever is applicable), on the date hereof TIMES (y) ten (10) or (ii) in the event that the Parent Preferred Stock has been converted into Parent Common Stock, the closing price per share of the Parent Common Stock on any securities exchange, the Nasdaq National Market or OTC Bulletin Board on the date hereof, all as calculated and/or ascertained by the Parent and communicated to the Escrow Agent in writing.

2. APPOINTMENT OF ESCROW AGENT; ESCROW ACCOUNT. The Escrow Agent is hereby appointed to act as escrow agent hereunder and the Escrow Agent agrees to act as such.

3. ESCROW FUND AND ESCROW ACCOUNT. (a) Parent shall deliver to the Escrow Agent, within a reasonable time from the date hereof, certificates registered in the name of the Stockholder representing the Indemnity Escrow Shares and the Repurchase Escrow Shares (in each case, with stock powers executed in blank by the Stockholder attached thereto) and the Escrow Agent shall accept such certificates in escrow for the benefit of (i) Parent, and the

Indemnified Persons and (ii) the Stockholder, pursuant and subject to the provisions of this Agreement. The shares of Parent Preferred Stock to be delivered to the Escrow Agent pursuant to this Section 3(a), together with any stock dividends or stock distributions or any securities of Parent issued in respect thereof (including, without limitation, any shares issued pursuant to any conversion, stock dividend, stock split, reverse stock split, combination or reclassification thereof) shall become part of, and are hereinafter referred to collectively as, the "ESCROW FUND". The Escrow Agent shall have no responsibility for the genuineness, validity, market value, title or sufficiency for any intended purpose of the Parent Preferred Stock to be delivered to it under this Agreement.

         (b) The Escrow Agent shall establish a segregated account (the "ESCROW ACCOUNT") at its office located at its address set forth on SCHEDULE II in which to hold the Escrow Fund.

4. RIGHTS TO THE ESCROW FUND. The Escrow Fund shall be for the exclusive benefit of the Parent and the Indemnified Persons and their respective successors and assigns, as provided herein, in the Repurchase Agreement and in the Reorganization Agreement, and no other person or entity shall have any right, title or interest therein other than the Stockholder's underlying ownership interests in the property constituting the Escrow Fund.

5. DISTRIBUTION OF THE INDEMNITY ESCROW SHARES IN CONNECTION WITH INDEMNITY CLAIMS. The Escrow Agent shall continue to hold the Indemnity Escrow Shares in its possession until authorized hereunder to distribute the Indemnity Escrow Shares or any part thereof. The Escrow Agent shall distribute the Indemnity Escrow Shares as follows:

         (a) INDEMNIFICATION. In the event any Indemnified Person (the "CLAIMING PERSON") asserts a right of indemnity against the Stockholder under Section 8 of the Reorganization Agreement, Parent shall execute and deliver to the Escrow Agent a written notice to such effect (a "NOTICE OF CLAIM"; and the right of indemnity asserted in a Notice of Claim being hereinafter referred to as a "CLAIM"), which Notice of Claim shall instruct the Escrow Agent to deliver that portion of the Indemnity Escrow Shares the Fair Market Value (as defined in
Section 8 hereof) of which shall equal the amount of the Claim (or, if the amount of the Claim shall be greater than the Fair Market Value of the Indemnity Escrow Shares, the balance of the Indemnity Escrow Shares) to such Claiming Person, and the following shall apply:

                  (i) a Notice of Claim delivered to the Escrow Agent pursuant to this Section 5(a) shall set forth the name of the Claiming Person, the nature and details of such Claim (to the extent known), and a calculation setting forth the amount thereof (or if not ascertainable, a reasonable good faith estimate of the maximum amount thereof); and

                  (ii) if within 10 business days after the Escrow Agent's receipt of any Notice of Claim pursuant to this Section 5(a), the Escrow Agent has not received a notification (a "NOTICE OF DISPUTE") from the Stockholder that the Claim, or the amount thereof, is disputed, the Escrow Agent shall, within 5 business days after the expiration of such 10-day period, deliver to the Claiming Person that portion of the Indemnity Escrow Shares the Fair Market Value of which shall equal the amount of the Claim as set forth in such Notice of Claim (or, if the amount of the Claim shall be greater than the Fair Market Value of the aggregate Indemnity Escrow Shares as of such date, the balance of the Indemnity Escrow Shares) (the date of any such delivery being referred to herein as a "RELEASE DATE"). If the Escrow Agent does receive a Notice of Dispute within such 10-day period (a copy of the Notice of Dispute being simultaneously sent to Parent by the Stockholder), the Escrow Agent shall not deliver such amount to such Claiming Person until 5 business days after such dispute has been settled as provided in Section 17 hereof and written notice of such settlement and of the amount, if any, to be paid in respect of the disputed Claim has been received by the Escrow Agent from the Parent.

         (b) Anything contained herein to the contrary notwithstanding, if the Escrow Agent is authorized, at any time pursuant to Section 5(a) hereof, to deliver all or any portion of the Indemnity Escrow Shares to a Claiming Person with respect to a Claim or Claims, then (i) such delivery shall be made regardless of the Escrow Agent's prior or subsequent receipt of any Notice of Claim or Notice of Dispute with respect to any other Claim or Claims and (ii) the Escrow Agent shall (A) deliver to the transfer agent for the Parent Preferred Stock (who shall be identified to the Escrow Agent in writing by Parent) on behalf of the Stockholder the certificate registered in such Stockholder's name representing the Escrow Shares, together with a completed stock power transferring to such Claiming Person that number of shares of Parent Preferred Stock being delivered to such Claiming Person and (B) instruct such transfer agent to issue and deliver to the Escrow Agent for retention hereunder as part of the Escrow Fund a certificate of like tenor, registered in the name of the Stockholder representing the balance of the shares of Parent Preferred Stock represented thereby, if any. Parent and the Stockholder shall take all such actions and execute and deliver all such documents as are necessary to effectuate the intent and purpose of this Section 5(b).

6. DISTRIBUTION OF THE REPURCHASE ESCROW SHARES IN CONNECTION WITH EXERCISE OF THE REPURCHASE OPTION.

         (a) In the event Parent and/or any assignee of Parent shall elect to exercise the Purchase Option set forth in the Repurchase Agreement, Parent shall execute and deliver to the Escrow Agent and the Stockholder a written notice (a "REPURCHASE NOTICE") specifying (i) the number of shares of (A) Parent Preferred Stock or (B) upon conversion of the Parent Preferred Stock, Parent Common Stock, which Parent is entitled to repurchase, (ii) the number of Repurchase Escrow Shares as to which it is exercising the Repurchase Option, (iii) the purchase price and the calculation thereof and (iv) the time for a closing thereunder at the principal office of Parent (the "REPURCHASE CLOSING"). Said Repurchase Notice shall be given no sooner than five (5) business days before the Repurchase Closing.

         (b) Stockholder and Parent hereby irrevocably authorize and direct the Escrow Agent to deliver to the Parent the number of shares of Parent Preferred Stock or Parent Common Stock, as applicable, to close the transaction contemplated by such Repurchase Notice in accordance with the terms of said Repurchase Notice. Subject to the provisions of the Repurchase Agreement and
Section 6(b) hereof, the Escrow Agent shall deliver to the Stockholder the number of shares equal to the difference between (x) the total number of Repurchase Escrow Shares held by the Escrow Agent on the date of delivery of the Repurchase Notice MINUS (y) the number of Repurchase Escrow Shares for which the Purchase Option has been exercised.

         (c) If the Escrow Agent has not received from Parent a Repurchase Notice to the Escrow Agent, or has exercised the Purchase Option with respect to less than all of the then remaining Repurchase Escrow Shares, prior to the applicable date set forth on the table below, the Escrow Agent shall deliver to the Stockholder, subject to payment of escrow fees and expenses by the Company as required herein, within five (5) business days after the dates set forth below the number of Repurchase Escrow Shares equal to the Vested Shares (as set forth below):

--------------------------- --------------------------------------------- ------------------------------------------
                                     VESTED SHARES (IF THE PARENT                 VESTED SHARES (IF THE PARENT
                                       PREFERRED STOCK HAS NOT                         PREFERRED STOCK HAS
                                      BEEN CONVERTED TO PARENT                       BEEN CONVERTED TO PARENT
         DATE                               COMMON STOCK)                                 COMMON STOCK)
         ----                               -------------                                 -------------

--------------------------- --------------------------------------------- ------------------------------------------
September 1, 1999                               [*]                                          [*]
--------------------------- --------------------------------------------- ------------------------------------------
December 1, 1999                                [*]                                          [*]
--------------------------- --------------------------------------------- ------------------------------------------
March 1, 2000                                   [*]                                          [*]
--------------------------- --------------------------------------------- ------------------------------------------
June 1, 2000                                    [*]                                          [*]
--------------------------- --------------------------------------------- ------------------------------------------
September 1, 2000                               [*]                                          [*]
--------------------------- --------------------------------------------- ------------------------------------------
December 1, 2000                                [*]                                          [*]
--------------------------- --------------------------------------------- ------------------------------------------
March 1, 2001                                   [*]                                          [*]
--------------------------- --------------------------------------------- ------------------------------------------
June 1, 2001                                    [*]                                          [*]
--------------------------- --------------------------------------------- ------------------------------------------
September 1, 2001                               [*]                                          [*]
--------------------------- --------------------------------------------- ------------------------------------------
December 1, 2001                                [*]                                          [*]
--------------------------- --------------------------------------------- ------------------------------------------
March 1, 2002                                   [*]                                          [*]
--------------------------- --------------------------------------------- ------------------------------------------
June 1, 2002                                    [*]                                          [*]
--------------------------- --------------------------------------------- ------------------------------------------



         (d) SALE TRANSACTION. Subject to Section 7 hereof and anything contained herein to the contrary notwithstanding, upon the consummation of a Sale Transaction, Parent shall deliver a notice to the Escrow Agent (the "SALE TRANSACTION NOTICE") and Escrow Agent shall thereafter deliver the Repurchase Escrow Shares (including, without limitation, any shares issued pursuant to any stock split, reverse stock split, combination or reclassification thereof) to the Stockholder within five (5) business days after receipt of the Sale Transaction Notice, subject to the following:

                  (i) if the Sale Transaction Notice is received by the Escrow Agent before the first anniversary of the date hereof (the "FIRST ANNIVERSARY"), the Escrow Agent shall not distribute to the Stockholder, and the Escrow Agent shall hold and retain in Escrow, the balance of the Indemnity Escrow Shares (including, without limitation, any shares issued pursuant to any stock split, reverse stock split, combination or reclassification thereof) and on and after the First Anniversary the Escrow Agent shall distribute to the Stockholder within five (5) business days after the First Anniversary the balance of the Indemnity Escrow Shares; PROVIDED, HOWEVER, that, regardless of whether the Sale Transaction Notice is received before, on or after the First Anniversary, the Escrow Agent shall NOT distribute to the Stockholder, and the Escrow Agent shall hold and retain in Escrow, the number of Indemnity Escrow shares specified in all Notices of Claim which, prior to the First Anniversary, have been received by the Escrow Agent but which have not been paid to Parent or otherwise discharged pursuant to this Section
         6. Any portion of the Indemnity Escrow Shares which shall continue to be held by the Escrow Agent pursuant to the preceding sentence shall be so held until such time as all disputed Claims hereunder have been settled as provided in Section 17 and written notice of such settlement or settlements setting forth the amounts to be paid to Parent, on the one hand, and the Stockholder, on the other hand, have been received by the Escrow Agent.

7. ESCROW FEES. Notwithstanding anything herein to the contrary, at any time that the Escrow Agent is authorized or directed or otherwise required to make a disbursement or distribution from the Escrow Fund, the Escrow Agent may refrain from making such disbursement or distribution from the Escrow Fund, without liability, if and to the extent that there are any fees or expenses then due to the Escrow Agent pursuant to Sections 11, 12, 13 and/or Schedule II.

8. VALUATION. For all purposes of this Agreement, the "FAIR MARKET VALUE" of any property (other than cash and shares of Parent Preferred Stock or Parent Common Stock) contained in the Escrow Fund as of any date shall be the fair market value of such property as of such date as determined by the Board of Directors of Parent in the good faith exercise of its reasonable business judgment, which determination shall be evidenced by a certificate executed by the Secretary of Parent and delivered to the Escrow Agent and the Stockholder, and the "FAIR MARKET VALUE" per share of Parent Preferred Stock and/or Parent Common Stock, as applicable, shall be the lesser of (i) the Stipulated Price and (ii) (A) if such shares are traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the closing price of the securities on such exchange on the date of delivery of the Notice of Claim or Repurchase Notice or (B) if actively traded over-the-counter, the value shall be deemed to be the closing bid or sale prices (whichever is applicable) on the date of delivery of the Notice of Claim or Repurchase Notice, as calculated and/or ascertained by the Parent and provided to the Escrow Agent in writing.

9. STOCKHOLDER RIGHTS. (a) Except as expressly provided otherwise herein, the Stockholder shall at all times retain and have the full and absolute right to exercise all rights and indicia of ownership with respect to the Escrow Shares owned by such Stockholder, including, without limitation, voting and consensual rights; PROVIDED, HOWEVER, that the Stockholder shall have no right to transfer, pledge or encumber or otherwise dispose in any manner whatsoever any Escrow Shares that are held in Escrow Account. In accordance with Section 3(a), all dividends or distributions or proceeds in stock or other property issued (other than cash) in respect of the Escrow Shares shall be deposited into the Escrow Account and become part of the Escrow Fund so long as the Escrow Agent is authorized to retain such shares hereunder. If any such shares of Parent Preferred Stock are transferred to a Claiming Person pursuant to Section 5 hereof in satisfaction of a Claim or Claims, all rights and indicia of ownership with respect to such shares shall thereupon reside with such Claiming Person or any subsequent holder thereof.

         (b) The Escrow Agent shall be under no duty to preserve, protect or exercise rights in the Escrow Shares, and shall be responsible only for reasonable measures to maintain the physical safekeeping thereof, and otherwise to perform such duties on its part as are expressly set forth in this Agreement. The Escrow Agent will not be responsible for authenticating the right of the Stockholder to exercise voting or consent-giving authority in respect of shares of Parent Preferred Stock held by it hereunder. The Escrow Agent shall not be responsible for forwarding to, or notifying any party, or taking any other action with respect to any notice, solicitation or other document or information, written or oral, received by the Escrow Agent from an issuer or other person with respect to Escrow Shares held by the Escrow Agent hereunder, including, without limitation, any proxy material, tenders, options, the pendency of calls and maturities and the expiration of rights.

10. TERMINATION. This Agreement may be terminated at any time by and upon the receipt by the Escrow Agent of 10 days' prior written notice of termination executed by Parent and the Stockholder directing the distribution of all property then held by the Escrow Agent under and pursuant to the distribution provisions of Section 5(c) of this Agreement and such termination notice. This Agreement shall automatically terminate if and when all amounts in the Escrow Account (including all the securities in which any funds, if any, contained in the Escrow Account shall have been invested) shall have been distributed by the Escrow Agent in accordance with the terms of this Agreement and all amounts payable to the Escrow Agent pursuant to Sections 11, 12 or 13 have been paid.

11.      CONCERNING THE ESCROW AGENT.

         (a) Each party acknowledges and agrees that the Escrow Agent (i) shall not be responsible for any of the agreements referred to or described herein (including without limitation the Reorganization Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby,
(ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, each of which is ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent, (iii) shall not be obligated to take any legal or other action hereunder that might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting (or, if so requested, refraining from acting) upon and in accordance with any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof, and (v) may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel.

         (b) The Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Escrow Agent's gross negligence or willful misconduct in breach of the terms of this Agreement. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

         (c) The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository or securities intermediary employed by the Escrow Agent than any such book-entry depository or securities intermediary has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository or securities intermediary was caused by the Escrow Agent's own gross negligence or willful misconduct in breach of this Agreement.

         (d) The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving at least 30 days' prior written notice of such resignation to Parent and the Stockholder specifying a date upon which such resignation shall take effect; PROVIDED, HOWEVER, that the Escrow Agent shall continue to serve until its successor accepts the Escrow Fund. Upon receipt of such notice, a successor escrow agent shall be appointed by Parent and the Stockholder, such successor escrow agent to become the Escrow Agent hereunder on the resignation date specified in such notice. If a written instrument of acceptance by a successor escrow agent shall not have been received by the Escrow Agent within 40 days after the giving of such notice of resignation, the resigning Escrow Agent may at the expense of Parent petition any court of competent jurisdiction for the appointment of a successor escrow agent. Parent and the Stockholder acting jointly, may at any time substitute a new escrow agent by giving 10 days' prior written notice thereof to the Escrow Agent then acting and by Parent paying all fees and expenses of such Escrow Agent.

12. INDEMNIFICATION. Each of the Interested Parties covenant and agree, jointly and severally, to indemnify the Escrow Agent (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to reasonable attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Escrow Agent's gross negligence or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation of the Escrow Agent.

13. FEES OF ESCROW AGENT. For its services hereunder, the Escrow Agent shall be entitled to the fees set forth on SCHEDULE II attached hereto. The annual Administrative Fee shall be subject to adjustment annually, upon notice. Such fees shall be paid by Parent. In addition, the Parent and the Stockholder jointly and severally agree to pay equally the cost of reimbursing the Escrow Agent, and shall reimburse the Escrow Agent on demand, for all costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including without limitation, payment of any reasonable legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder ("EXTRAORDINARY ADMINISTRATIVE EXPENSES"). The Escrow Agent shall periodically bill Parent and the Stockholder for such out of pocket fees and expenses. The Escrow Fund shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of any party hereto owing the Escrow Agent in any capacity. Without altering or limiting the joint and several liability of any of the Interested Parties to the Escrow Agent hereunder, each of the Interested Parties agrees as between themselves that they shall share, one half each, all amounts payable to the Escrow Agent for Extraordinary Administrative Expenses pursuant to this Section 13.

14. CERTIFICATION OF TAX IDENTIFICATION NUMBER. The Interested Parties hereto agree to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 (or Form W-8, in case of non-U.S. persons) to the Escrow Agent prior to the date on which any income earned on the Escrow Fund is credited to the Escrow Fund. The Interested Parties understand that, in the event their tax identification numbers are not certified to the Escrow Agent, the Internal Revenue Code, as amended from time to time, may require withholding of a portion of any income earned on the Escrow Fund.

15. TAX REPORTING. The interested Parties agree that, for tax reporting purposes, all income earned on the Escrow Fund in any tax year shall (i) to the extent such income is distributed by the Escrow Agent to any person or entity pursuant to the terms of this Agreement during such tax year, to be allocated to such person or entity, and (ii) otherwise shall be allocated to the Stockholder.

16. TAX INDEMNIFICATION. Each of the Interested Parties agree, jointly and severally, (i) to assume any and all obligations now or hereafter arising under any applicable tax law with respect to any payment or distribution of the Escrow Fund to, or performance of other activities under this Agreement by, such Interested Party, (ii) to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, and to instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its action as Escrow Agent under this Agreement, and (iii) to indemnify and hold the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with or relating to any payment made or other activities performed under the terms of this Agreement, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties, to the extent that it relates to such individual Interested Party. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation of the Escrow Agent.

17. DISPUTES. If any dispute should arise with respect to the payment or ownership or right of possession of the Escrow Fund, or the duties of the Escrow Agent hereunder or should any claim be made upon the Escrow Agent or the Escrow Fund by any third party, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, any part of the

Escrow Fund in dispute until such dispute shall have been settled either by mutual agreement of Parent and the Stockholder (evidenced by appropriate instructions in writing to the Escrow Agent signed by Parent and the Stockholder) or by the final order, decree or judgment, received by the Escrow Agent, of a court of competent jurisdiction in the United States of America (the time for appeal having expired with no appeal having been taken) in a proceeding to which Parent and the Stockholder are parties, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

18.      MISCELLANEOUS.

         (a) All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed given (i) when received by the addressee if delivered personally or sent by nationally-recognized overnight courier (ii) when received by the addressee if sent by registered or certified mail, return receipt requested and postage prepaid, or (iii) when sent by telecopier, provided that a confirmation copy thereof is sent the same day by postage prepaid U.S. mail. Notwithstanding the foregoing, no notice nor other communication shall be deemed given to the Escrow Agent until the Escrow Agent's actual receipt thereof. Notices shall be sent to the addresses given below for the parties, or to such other address for any party notice of which, complying with these requirements, is given by that party to all others.

                           (i)      if to the Stockholder then to:

                                    Debbie Dworkin
                                    20 Taconic Road
                                    Millwood, New York  10546
                                    Fax: (212) 967-6256

                           (ii)     if to Parent, to:

                                    GHS, Inc.
                                    2400 Research Blvd.
                                    Rockville, Maryland  20850
                                    Attention: Alan Gold
                                    Telecopier: (301) 308-3254

                           with copies to:

                                    Orrick, Herrington & Sutcliffe LLP
                                    30 Rockefeller Plaza
                                    New York, New York  10112
                                    Attention: Martin H. Levenglick, Esq.
                                    Telecopier: (212) 506-5151; and

                           if to the Escrow Agent, to the address set forth on
                           SCHEDULE II hereto;

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith.

         (b) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         (c) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the domestic laws of the Commonwealth of Massachusetts without giving effect to any choice of law or conflicting provision or rule.

         (d) PARTIES IN INTEREST. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns. Anything contained herein to the contrary notwithstanding, this Agreement shall not be assigned by any party hereto without the consent of the other parties hereto.

         (e) AMENDMENTS. This Agreement may be amended only by a written instrument duly executed by the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the terms of this Escrow Agreement, or of such terms and conditions on any other occasion.

         (f) HEADINGS. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         (g) ENTIRE AGREEMENT. This Agreement and, with respect to the Interested Parties only, the Reorganization Agreement, contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements or understandings, written or oral, among the parties identified above with respect thereto; PROVIDED, that anything contained herein to the contrary notwithstanding, the parties hereto agree that the Escrow Agent shall perform its obligations under this Agreement solely by reference to this Agreement.

         (h) FORCE MAJEURE. The Escrow Agent will not be responsible for delays or failures in performing its duties resulting from acts beyond its control such as, but not limited to, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

         (i) REPRODUCTION OF AGREEMENT. This Agreement and all documents relating hereto, including, without limitation, (1) consents, waivers and modifications that may hereafter be executed, and (2) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. It is agreed that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not the reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         (j) INVESTMENT OF CASH. Should the Escrow Agent hold any cash in the Escrow fund, the Escrow Agent shall be under no obligation to invest (or otherwise pay interest on) such cash.

         (k) CONSENT TO JURISDICTION AND SERVICE. Each of the Interested Parties hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts in the Commonwealth of Massachusetts and of any Federal court located in said Commonwealth in connection with any actions or proceedings brought against any of the Interested Parties (or each of them) by the Escrow Agent arising out of or relating to this Escrow Agreement. In any such action or proceeding, the Interested Parties each hereby absolutely and irrevocably (i) waives any objection to jurisdiction or venue, (ii) waives personal service of any summons, complaint, declaration or other process, and (iii) agrees that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be, at their respective addresses in accordance
Section 16(a) hereof.

         (l) CERTAIN DISTRIBUTIONS OF ESCROW SHARES. Notwithstanding anything herein to the contrary, if the Escrow Agent is required to distribute Escrow Shares pursuant hereto to a particular recipient or recipients (an "Intended Recipient"), and the Escrow Agent has sufficient Parent Common Stock or Parent Preferred Stock, as the case may be, to satisfy such distribution, but the stock certificates in the Escrow Agent's possession are in such denominations that the Escrow Agent is not able to distribute the exact number of Escrow Shares so required to be distributed (the "Required Amount"), the Escrow Agent shall deliver to the Parent such number of Parent Common Stock and/or Parent Preferred Stock, as the case may be, as may exceed the Required Amount, and the Parent shall promptly deliver to the Escrow Agent a certificate representing the number of such shares in excess of the Required Amount (the "Excess Shares") for the Escrow Agent to retain in escrow pursuant to the terms hereof. The Parent shall, to the extent necessary, deliver a certificate representing the Required Amount of the Parent Common Stock or Parent Preferred Stock, as the case may be, to the Intended Recipient. The Escrow Agent shall not be responsible for safekeeping the Excess Shares until received by the Escrow Agent from the Parent, and the Escrow Agent shall not be responsible for its failure to perform hereunder resulting from the failure of the Escrow Agent to receive such Excess Shares from the Parent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed and delivered on the date first above written.

                                       GHS, INC.

                                       By: /s/ Alan Gold
                                          ---------------------------
                                          Name:  Alan Gold
                                          Title: President

                                       STOCKHOLDER:
                                          /s/ Debbie Dworkin
                                       ------------------------------
                                       Debbie Dworkin

Accepted and Agreed to
as of the Date First Above Written:

STATE STREET BANK AND TRUST COMPANY,
AS ESCROW AGENT:

By: /s/
   ---------------------------
   Name:
   Title:

                                   SCHEDULE I

                                  ESCROW SHARES

------------------------------------- ------------------------------------------
STOCKHOLDER                           ESCROW SHARES
------------------------------------- ------------------------------------------
Debbie Dworkin                        50,000
                                      Parent Preferred
                                      Stock and all
                                      shares of Parent
                                      Common Stock
                                      issued upon
                                      conversion
                                      thereof.
------------------------------------- ------------------------------------------

                                   SCHEDULE II

                              FEES OF ESCROW AGENT

ESCROW AGENT:

State Street Bank and Trust Company
Financial Markets Group
Corporate Trust
Two International Place, 5th Floor
Boston, MA  02110-2804
Attention: GHS/Dworkin Escrow

Wire Transfer Information:

State Street Bank and Trust Company
ABA#: 011 000 028
DDA: 99039901
FFC: 122299-010
Attn: Corporate Trust Dept
Ref: GHS/Dworkin Escrow

FEES AND EXPENSES:

ACCEPTANCE FEE:                                      $1,000.00

ADMINISTRATIVE FEE:                                  3,500.00 per year or any part
                                                     thereof

INVESTMENT FEE:                                      $65.00 per buy/sell

SWEEP FEE:                                           40 basis points per annum of the
                                                     average daily net assets

WIRE FEE:                                            $20 per wire

OUT OF POCKET EXPENSES:                              At Cost

LEGAL FEES:                                          At Cost, including attorney's fees
                                                     incurred in the preparation of this
                                                     Escrow Agreement

EXTRAORDINARY ADMINISTRATIVE EXPENSES                As billed as per Section 13
